UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
April 29, 2004

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MOCON, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-9273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7500 Boone Avenue North
Minneapolis, MN	55428
(Address of principal executive offices)	(Zip Code)

(763) 493-6370
(Company's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

      (c)   Exhibits.

        The following exhibit is being furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by MOCON, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Exhibit No.	Description
99.1	Press Release issued April 29, 2004

Item 12.   Results of Operations and Financial Condition.

        On April 29, 2004, MOCON, Inc. issued a press release announcing its results of operations and financial condition for its first quarter ended March 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOCON, INC.
Dated: April 29, 2004	By:	/s/ Robert L. Demorest

Robert L. Demorest Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing
99.1	Press Release issued April 29, 2004	Filed herewith